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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2004


                             1st State Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Virginia                      0-25859                56-2130744
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



445 S. Main Street, Burlington, North Carolina               27215
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(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        (a)     Not applicable


        (b)     Not applicable


        (c)     The following exhibit is filed herewith:


                        Exhibit 99            Press Release dated July 28, 2004


Item 12.  Results of Operations and Financial Condition
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         On July 28, 2004, 1st State Bancorp, Inc. announced its unaudited financial results for the quarter and nine months ended June 30, 2004. For more information, reference is made to the Company's press release dated July 28, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        1st STATE BANCORP, INC.



Date: July 29, 2004                     By:/s/ James C. McGill
                                           -------------------------------------
                                           James C. McGill
                                           President and Chief Executive Officer